UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2023
EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street,	12th Floor
New York,	New York	10120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 687-8700
n/a
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 8, 2023, the Board of Directors (the “Board”) of Empire State Realty Trust, Inc. (the “Company”) approved and adopted the Fourth Amended and Restated Bylaws of the Company (as so amended and restated, the “Amended Bylaws”), effective as of such date. The Company adopted amendments in order to (i) adopt a majority voting standard for uncontested director elections, with a plurality voting standard carveout for contested director elections; (ii) update the procedures and disclosure requirements for director nominations made under the Company’s existing advance notice requirements to reflect the U.S. Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”) and (iii) make other technical and conforming changes.

Majority Voting Standard
The amendments were adopted in the Amended Bylaws to provide for a majority voting standard in the election of directors in an uncontested election, under which a nominee for director shall be elected if the votes cast for the nominee exceed votes cast against the nominee, from a plurality voting standard. The plurality voting standard was retained for contested director elections.

Universal Proxy Rules
With respect to stockholder nominees to the Company’s Board, the Amended Bylaws were amended to reflect certain procedural requirements, including with respect to Rule 14a-19. In particular, the Amended Bylaws provide, among other matters, that (i) stockholders must comply with the Amended Bylaws, Maryland Law, and Rule 14a-19, (ii) the number of nominees a stockholder may submit is limited to the number of directors to be elected at the meeting, (iii) stockholders must give advance notice to the Company of any nominee(s) not less than 120 days nor more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of stockholders in order for such nominee(s) to be considered for election at the meeting, (iv) stockholders must include in an advance notice of such nomination a representation as to whether the stockholder intends to deliver a proxy statement and form of proxy to holders of the Company’s voting shares and solicit proxies or votes in support of its nominee(s) in accordance with Rule 14a-19, (v) stockholders must use a proxy card color other than white, (vi) stockholders are not entitled to make additional or substitute nominations after the nomination deadline, and (vii) stockholders must appear at the stockholder in person or by proxy meeting to present a nomination.
Finally, additional amendments were made in the Amended Bylaws in connection with the above and to make conforming changes, in addition to other technical changes, including changes to allow for remote meetings of stockholders.

The foregoing description of the Amended Bylaws is a summary, does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Amended Bylaws, which is being filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Empire State Realty Trust, Inc.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: August 11, 2023	By:	/s/ Christina Chiu
	Name:	Christina Chiu
	Title:	EVP, Chief Operating Officer & Chief Financial Officer